UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 12, 2008
                                                           -------------

                           Portec Rail Products, Inc.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

        West Virginia                  0-50543                 55-0755271
-----------------------------    -------------------     --------------------
(State or Other Jurisdiction)   (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                   Identification No.)

900 Old Freeport Road, Pittsburgh, Pennsylvania                  15238
-----------------------------------------------                  -----
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (412) 782-6000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02         Departure of Directors or Certain Officers; Election of
                  Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
                  ---------------------------------------------------------

         On June 12, 2008, Portec Rail Products, Inc. held its Annual Meeting of Shareholders at the Pullman Plaza Hotel in Huntington, West Virginia. A majority of Portec Rail Products, Inc.'s shareholders voted for the re-election of Directors M. Reynolds, Cooper, Cline, Harrington, Perry, D. Reynolds, Scaggs, Shell, Taylor, and Wright to serve for a one-year term, and voted for the ratification of the appointment of Arnett & Foster, PLLC as auditors for the Company for the year ending December 31, 2008. The number of shares voted for, against or withheld and abstained will be reported in Part II, Item 4 of our second quarter 2008 report filed on Form 10-Q.

         On June 12, 2008, Mr. Louis J. Akers was appointed as a member of the Portec Rail Products, Inc. board of directors, effective June 13, 2008. Mr. Akers will serve on Portec Rail Products, Inc.'s audit committee. There are no required disclosures under Item 404(a) of Regulation S-K.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

(a)               Financial statements of businesses acquired. Not Applicable.

(b)               Pro forma financial information. Not Applicable.

(c)               Shell company transactions. Not Applicable.

(d)               Exhibits.

                  The following Exhibit is attached as part of this report:
                  None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PORTEC RAIL PRODUCTS, INC.



DATE: June 16, 2008                    By:  /s/ John N. Pesarsick
                                             -----------------------------------
                                             John N. Pesarsick
                                             Chief Financial Officer